4. MARKETABLE SECURITIES: Schedule of Net changes in fair value of marketable securities (Tables)	12 Months Ended
Sep. 30, 2025
Tables/Schedules
Schedule of Net changes in fair value of marketable securities

	September 30, 2025	September 30, 2024
Net changes in fair value of marketable securities through profit and loss:
Beginning of the year	$-	$4,500
Shares sold	-	(20,625)
Realized gain	-	8,625
Change in unrealized gain	-	7,500
Value at September 30, 2025 and 2024	$-	$-